[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 3 to GLOBALFOUNDRIES-INTERMOLECULAR CDP Agreement dated 2011/06/01

Amendment No. 3
to the Collaborative Development Program Agreement
GLOBALFOUNDRIES and Intermolecular

WHEREAS GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands, and having a registered address at PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (hereinafter referred to as "GLOBALFOUNDRIES" or “GF”) and INTERMOLECULAR, INC., a Delaware corporation located at 3011 North First Street, San Jose, California 95134 (hereinafter referred to as "Intermolecular" or “IM”) entered into a Collaborative Development Program agreement with an effective date of June 1, 2011 (“CDP Agreement”).

WHEREAS the CDP Agreement was subsequently amended with an effective date of April 22, 2012 (“Amendment No. 1”).

WHEREAS the CDP Agreement was subsequently amended with an effective date of July 1, 2013 (“Amendment No. 2”).

WHEREAS GLOBALFOUNDRIES and Intermolecular wish to modify the terms of the CDP Agreement (as amended by Amendment No. 1 and Amendment No. 2) by this Amendment No. 3 (this Amendment No. 3 hereinafter referred to as “Amendment”).

NOW THEREFORE, in consideration for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GLOBALFOUNDRIES and Intermolecular agree to modify the terms of the CDP Agreement, as amended, as follows.

1.	EFFECTIVE DATE
This Amendment shall be effective on the last date of the signatures of the authorized representatives below (“Amendment Effective Date”).

2.	MODIFY SECTION 2.11
Section 2.11 of the CDP Agreement is deleted in its entirety and replaced with the following:

2.11 Period of development activities in the Development Plan. The initial period of all development activities in the Development Plan (“Initial Period” or “CDP Term”) shall expire on January 31, 2014 (“Expiration Date”). GF and IM agree in good faith to meet during Q4 CY2014 to discuss further opportunities for collaboration.

Such expiration shall not impact termination of the Agreement which shall be solely governed by Section 11 (“Termination”).

3.	MODIFY SECTION 6.1
Sections 6.1 of the CDP Agreement is deleted in its entirety and replaced with the following:

6.1 CDP Service Fees. During the CDP Term, in consideration of services rendered, IM shall invoice GF as follows:

(a)	Q2 CY2011: $[***] (pro-rated for Q2 CY2011)

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Amendment No. 3 to GLOBALFOUNDRIES-INTERMOLECULAR CDP Agreement dated 2011/06/01

(b)	Q3 CY2011: $[***]

(c)	Q4 CY2011: $[***]

(d)	For each quarter beginning Q1 CY2012 and ending Q2 CY2013: $[***]

(e)	For each quarter beginning Q3 CY2013 and ending Q4 CY2013: $[***]

(f)	For CDP services in CY2014 prior to the Expiration Date: $[***]

With the exception of an invoice issued pursuant to 6.1(f), IM shall invoice GF on the first day of each quarter. Invoices pursuant to 6.1(a), 6.1(b) and 6.1(c) above shall be payable no sooner than [***] and no later than [***]. The invoice pursuant to 6.1(f) above shall be payable no later than [***]. All other invoices shall be paid no later than forty-five (45) days from the invoice date. In addition to the amounts set forth above, GF agrees to provide or pay for mutually agreed and pre-approved (by GF) out-of-pocket expenses including [***] and [***], and other expenses to support the CDP Services. Prior to the beginning of each Project, the Project Managers will estimate out-of-pocket expenses, for each Project under the Development Plan, and establish a forecast for the total out-of-pocket expense budget for such Project. Notwithstanding the foregoing, beginning in the calendar year [***], GLOBALFOUNDRIES shall not be responsible for payment of [***] of the first [***] of out-of-pocket expenses incurred each calendar year during the remainder of the CDP Term.

4.	MODIFY SECTION 6.6
Section 6.6 of the CDP Agreement is deleted in its entirety and replaced with the following:

6.6 Minimum Royalty Payments starting in [***]. Notwithstanding the foregoing royalty calculations in Section 6.3, and beginning in [***], GF shall pay IM an annual minimum of $[***] in exchange for the licenses granted by IM to GF and GF’s Affiliates in Section 3.6. Quarterly minimum payments of $[***] shall be due and payable by GF at the end of each calendar quarter beginning in the first quarter of [***] and ending in the last quarter of [***]. The minimum royalty payments for [***] shall be paid by GF in a one-time payment of $[***] to be made no later than [***]. No minimum royalty payments shall be due thereafter.

5.	MODIFY SECTION 6.12
Section 6.12 of the CDP Agreement is deleted in its entirety and replaced with the following:

6.12 Payments and Reporting on Royalties. The accounting periods under this Agreement shall be on a calendar quarter basis ending on each March 31, June 30, September 30, and December 31 of each year, with the first accounting period ending on the end of the first such calendar quarter beginning in the first quarter of [***]. Within [***] days after the end of each accounting period, GF shall furnish to IM a written report, certified by a duly authorized officer of GF stating the computed royalties due, if any, and the royalty payment due shall accompany such written report. The written report shall set forth the number of Project Products Commercialized, the associated Category in accordance with Section 6.3., the associated revenues and such other information as may be necessary to enable the calculation of royalties due under this Agreement. If no computed royalties are due, the basis for such conclusion shall be set forth in the written report and the minimum payment in accordance with Section 6.6 shall accompany such report.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 3 to GLOBALFOUNDRIES-INTERMOLECULAR CDP Agreement dated 2011/06/01

6.	MISCELLANEOUS
This Amendment shall be deemed to be incorporated into the CDP Agreement and made a part thereof. All references to the CDP Agreement in any other document shall be deemed to refer to the CDP Agreement as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of the CDP Agreement shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of the CDP Agreement, the terms of this Amendment shall control.

7.	EXECUTION
This Amendment may be executed in any number of counterpart originals, each of which shall be deemed an original instrument for all purposes, but all of which shall comprise one and the same instrument. This Amendment may be delivered by electronic mail or facsimile, and a scanned version of this Amendment shall be binding as an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives:

GLOBALFOUNDRIES Inc.    Intermolecular, Inc.

Date:    31st January 2014                Date:     February 3, 2014

Name:    /s/ Ong Beng Choo                Name:    /s/ David E. Lazovsky

(Print)    Ong Beng Choo                    (Print)    David E. Lazovsky

Title:    Director, FP&A                    Title:    President and CEO

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